SECOND AMENDED AND RESTATED SECURITY AGREEMENT

     This SECOND AMENDED AND RESTATED SECURITY AGREEMENT is made and entered into as of February 1, 1999, by and among BLONDER TONGUE LABORATORIES, INC., a Delaware corporation (the "Borrower"), and FIRST UNION NATIONAL BANK, a national banking association (the "Secured Party").

                                   BACKGROUND

     A. The Borrower and Meridian Bank entered into an Amended and Restated Security Agreement dated as of October 2, 1995 (the "1995 Security Agreement") to secure an Amended and Restated Loan Agreement of even date.

     B. Meridian Bank merged with CoreStates Bank, N.A. which merged with First Union National Bank during which time the parties have amended and amended and restated their rights and obligations under the Amended and Restated Loan Agreement dated October 2, 1995.

     C. The Borrower and the Secured Party have executed a Fourth Amended and Restated Loan Agreement of even date herewith (the "Loan Agreement").

     D. The obligations of the Secured Party under the Loan Agreement are subject to the condition that the Borrower further amends and restates in its entirety the 1995 Security Agreement.

     E. In connection with the execution and delivery of the Loan Agreement, the Borrower and the Secured Party desire to amend and restate in its entirety the 1995 Security Agreement.

     F. Capitalized terms which are used herein without definition shall have the meanings ascribed to them in the Loan Agreement. Other terms used herein without definition that are defined in the Uniform Commercial Code, as enacted in Pennsylvania and in effect on the date hereof (the "Uniform Commercial Code") shall have the meanings ascribed to them therein, unless the context requires otherwise.

     NOW, THEREFORE, intending to be legally bound, the Borrower and the Secured Party hereby agree as follows:

     Section 1. Creation of Security Interest. The Borrower hereby grants to the Secured Party a lien and security interest in and to the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located ("Collateral");

          All tangible and intangible personal property of the Borrower, including but not limited to:

          (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Borrower for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

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          (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Borrower to others ("Inventory");

          (c) all leases and rental agreements for personal property between the Borrower as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached there to or used therewith and all of the Borrower's residual or reversionary rights therein;

          (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

          (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, Patents (as hereafter defined), Trademarks (as hereafter defined), Copyrights (as hereafter defined) and other intellectual property and proprietary rights;

          (f) all investment property, which term shall have the meaning given to it in the Uniform Commercial Code;

          (g) all the property listed on any Schedule of Collateral attached to this Security Agreement and any other such schedule hereafter made a schedule to this Agreement;

          (h) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

          (i) all property of the Borrower, including without limitation, monies, securities, instruments, chattel paper and documents, which at any time the Secured Party shall have or have the right to have in its possession, or which is in transit to it (pursuant to the terms of a letter of credit or otherwise) and, independent of and in addition to the Secured Party's rights of setoff (which the Borrower acknowledges), the balance of any account or any amount which may be owing from time to time by the Secured Party to the Borrower;

          (j) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

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

          (k) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (i) above, whether cash or non cash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

     Section 2. Secured Obligations. The security interest created herein is given as security for the prompt payment, performance, satisfaction and discharge of the following obligations ("Obligations") of the Borrower:

          (a) To pay the principal, interest, commitment fees and any other liabilities of the Borrower to the Secured Party under the Loan Agreement and the other Loan Documents in accordance with the terms thereof;

          (b) To pay any amounts due and to satisfy any liabilities of the Borrower to the Secured Party under any Swap Agreement;

          (c) To satisfy all of the other liabilities of the Borrower to the Secured Party including any liabilities whether hereunder or otherwise, whether now existing or hereafter incurred, whether or not evidenced by any Note or other instrument, matured or unmatured, direct, absolute or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

          (d) To repay the Secured Party all amounts advanced by the Secured Party hereunder or otherwise on behalf of the Borrower, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagors or lienors, or for taxes, levies, insurance, rent, wages, repairs to or maintenance or storage of any Collateral; and

          (e) To reimburse the Secured Party, on demand, for all of the Secured Party's expenses and costs, including the reasonable fees and expenses of its counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of the Loan Agreement and the other Loan Documents.

     Section 3. Representations and Warranties. The Borrower, as of the date hereof and at the time of each advance or extension of credit under the Loan Agreement, represents and warrants as follows:

          3.01 Good Title to Collateral. The Borrower has good and marketable title to the Collateral free and clear of all liens and encumbrances other than (i) the security interests granted to the Secured Party hereunder;
     (ii) liens incidental to the ordinary conduct of Borrower's business or ownership of its property which were not incurred in connection with the borrowing of money or other obtaining of advances or credit and which do not have a material adverse effect on its business or properties; and (iii) those liens and encumbrances set forth in Schedule 3.01 to this Security Agreement.

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

          3.02 Location of Books and Records. The locations of the offices where the Borrower maintains its books and records concerning the Collateral are as set forth in Schedule 3.02 or at the location(s) hereafter disclosed to the Secured Party pursuant to Section 5.10 hereof.

          3.03 Chief Executive Office. The chief executive offices of the Borrower are at the address set forth in Schedule 3.03 or at the location(s) hereafter disclosed to the Secured Party pursuant to Section
     5.10 hereof.

          3.04 Location of Inventory and Equipment. All Inventory and Equipment of the Borrower is located at one or more of the addresses set forth in
     Schedule 3.04 or at the location(s) hereafter disclosed to the Secured Party pursuant to Section 5.10 hereof.

          3.05 Intellectual Property.

          (a) All the Patents owned or licensed by the Borrower are listed on
     Schedule 3.05(a) or have been the subject of a notice to the Secured Party made pursuant to Section 5.13(a) made after the date of this Security Agreement. "Patents" means all letters patent, reissues and extensions thereof, applications for letters patent and all divisions, continuations and continuations-in-part thereof of the United States or any other country.

          (b) All Trademarks owned or licensed by the Borrower are listed on
     Schedule 3.05(b) or have been the subject of a notice to the Secured Party made pursuant to Section 5.13(a) made after the date of this Security Agreement. "Trademarks" means all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof.

          (c) The Borrower does not own or license any Copyrights except Copyrights which are the or have been the subject of a notice to the Secured Party made pursuant to Section 5.13(a) made after the date of this Security Agreement. "Copyrights" means all copyrights, all registrations thereof, and applications in connection therewith pending with the United States Copyright Office or similar office in any other country.

          (d) Each Patent, Trademark and Copyright listed in the Schedules as being owned or licensed by the Borrower is (i) to the best of Borrower's knowledge, valid, subsisting, existing, unexpired, enforceable and has not been abandoned, (ii) not the subject of any licensing or franchise agreement in which the Borrower grants rights to others, other than the rights granted to Scientific Atlanta under certain patents acquired therefrom, (iii) not the subject of any holding, decision or judgment by any Governmental Authority which would limit, cancel or question its validity, (iv) not the subject of any action or proceeding (A) seeking to limit, cancel or question its validity, or (B) which, if adversely determined, would have a material adverse effect on its value, (v) to the best of Borrower's knowledge, not subject to any existing infringing uses, and (vi) to the best of Borrower's knowledge does not infringe upon the rights of any Person.

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

          3.06 Other Representations. Each representation, warranty or other statement by the Borrower in, or in connection with, any of the Loan Documents is true and correct and states all material facts necessary to make it not misleading.

     Section 4. Collection, Disposition and Use of Collateral.

          4.01 Accounts. The Secured Party hereby authorizes the Borrower to collect all Accounts from the account debtors. The Proceeds of Accounts so collected by the Borrower shall be received and held by the Borrower in trust for the Secured Party but may be applied by the Borrower in its discretion towards payment of the Obligations or other corporate purposes. Upon the occurrence of a default as set forth in Section 7 hereof, the authority hereby given to the Borrower to collect the Proceeds of Accounts in trust for the Secured Party may be terminated by the Secured Party at any time and Secured Party shall have the right at any time thereafter, acting if it so chooses in the Borrower's name, to collect Accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, and to do all acts and things necessary or incidental thereto and the Borrower hereby ratifies all such acts. Upon the occurrence of a default as set forth in Section 7 hereof, at the Secured Party's request, the Borrower will notify account debtors and any guarantor thereof that the Accounts payable by such account debtors have been assigned to the Secured Party and shall indicate on all billings to account debtors that payments thereon are to be made to the Secured Party.

          4.02 Inventory. So long as there has been no default hereunder, the Borrower shall be permitted to process and sell its Inventory, but only to the extent that such processing and sale are conducted in the ordinary course of the Borrower's business.

          4.03 Equipment. So long as there has been no default hereunder, the Borrower shall be permitted to use its Equipment in the ordinary course of its business. No sale, lease or other disposition of any item of equipment valued at more than $10,000 shall be permitted, except in accordance with such terms and conditions as the Secured Party shall have expressly approved in writing and except for the sale or other disposition of obsolete Equipment which is not longer used or useful in the Borrower's business.

     Section 5. Covenants and Agreements of the Borrower.

          5.01 Maintenance and Inspection of Books and Records. The Borrower shall maintain complete and accurate books and records and shall make all necessary entries therein to reflect the costs, values and locations of its Inventory and Equipment and the transactions and documents giving rise to its Accounts and all payments, credits and adjustments thereto. The Borrower shall keep the Secured Party fully informed as to the location of all such books and records and shall permit the Secured Party and its authorized agents to have full, complete and unrestricted access thereto at any reasonable time and upon reasonable prior notice to inspect, audit and make copies of all books and records, data storage and processing media, software, printouts, journals, orders, receipts, invoices, correspondence and other documents and written or printed matter related to any of the Collateral. The Secured Party's rights hereunder shall be enforceable at law or in equity, and the Borrower consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder.

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

          5.02 Confirmation of Accounts. The Borrower agrees that the Secured Party shall at all times have the right to confirm orders and to verify any or all of the Borrower's Accounts in the Secured Party's name, or in any fictitious name used by the Secured Party for verifications, or through any public accountants.

          5.03 Delivery of Accounts Documentation. At such intervals as the Secured Party shall require, the Borrower shall deliver to the Secured Party copies of purchase orders, invoices, contracts, shipping and delivery receipts and any other document or instrument which evidences or gives rise to an Account.

          5.04 Physical Inspection of Inventory and Equipment. The Borrower shall permit the Secured Party and its authorized agents to inspect any or all of the Borrower's Inventory and Equipment at all reasonable times upon reasonable prior notice.

          5.05 Notice and the Secured Party's Interests. If requested by the Secured Party, the Borrower shall give notice of the Secured Party's security interest in the Collateral to any third person with whom the Borrower has any actual or prospective contractual relationship or other business dealings.

          5.06 Delivery of Certain Accounts and Documents to the Secured Party. Immediately upon receipt of any instrument, chattel paper, document of title (including bills of lading and warehouse receipts), the Borrower shall deliver such Collateral to the Secured Party and shall execute any form of assignment requested by the Secured Party with respect thereto.

          5.07 Accounts Agings. The Borrower shall furnish the Secured Party with agings of its Accounts in such form and detail and at such intervals as the Secured Party may from time to time require.

          5.08 Government Accounts. The Borrower shall immediately provide written notice to the Secured Party of any and all Accounts which arise out of contracts with the United States or any department, agency or instrumentality thereof, and shall execute and deliver to the Secured Party an assignment of claims for such Accounts and cooperate with the Secured Party in taking any other steps required, in the Secured Party's judgment, to perfect or continue the perfected status of the Secured Party's security interest in such Accounts and proceeds thereof under the Federal Assignment of Claims Act.

          5.09 Insurance of Collateral. The Borrower shall keep its Inventory and Equipment insured against such perils, in such amounts and with such insurance companies as the Secured Party may require. All insurance policies shall name the Secured Party as lender loss payee and shall provide for not less than thirty (30) days' advance notice in writing to the Secured Party of any cancellation thereof. The Secured Party shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance. Any premiums paid by the Secured Party shall, if the Secured Party so elects, be considered an advance at the highest rate of interest provided in the Loan Agreement, and all such accrued interest shall be payable on demand. Any credit insurance covering Accounts shall name the Secured Party as loss payee. The Borrower expressly authorizes its insurance carriers to pay proceeds of all insurance policies covering any or all of the Collateral directly to the Secured Party.

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

          5.10 New Locations of Collateral and Books and Records. The Borrower shall immediately notify the Secured Party of any change in the location of its chief executive office, of any new or additional address where its books and records concerning the Collateral are located and of any new locations of Inventory or Equipment no specified in Sections 3.02, 3.03 or
     3.04 of this Security Agreement, and if any such location is on leased or mortgaged premises, promptly furnish the Secured Party with landlord's or mortgagee's waivers in form and substance satisfactory to the Secured Party.

          5.11 Perfection of the Secured Party's Interests. The Borrower agrees to cooperate and join, at its expense, with the Secured Party in taking such steps as necessary, in the Secured Party's judgment, to perfect or continue the perfected status of the security interests granted hereunder, including without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the delivery of chattel paper, documents or instruments to the Secured Party, the obtaining of landlords' and mortgagees' waivers required by the Secured Party, the notation of encumbrances in favor of the Secured Party on certificates of title, and the execution and filing of any collateral assignments and any other instruments requested by the Secured Party to perfect its security interest in any and all of the Borrower's patents, trademarks, service marks, tradenames, copyrights and other general intangibles. The Secured Party is expressly authorized to file financing statements without the Borrower's signature.

          5.12 Maintenance of Inventory and Equipment. The Borrower shall care for and preserve the Inventory and Equipment in good condition and repair, and will pay the cost of all replacement parts, repairs to and maintenance of the Equipment. The Borrower will keep complete and accurate maintenance records with respect to its Equipment.

          5.13 Intellectual Property.

          (a) Whenever the Borrower or any agent shall file an application for the registration of any Patent, Trademark or Copyright with any office or agency in any country or any political subdivision thereof, the Borrower shall report such filing to the Secured Party within fifteen Business Days after such filing occurs. Upon request of the Secured Party, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Secured Party may request to evidence the Secured Party's security interests in any Patent, Trademark or Copyright and any goodwill and general intangibles of the Borrower relating thereto or represented thereby. The agreements evidencing the Secured Party's security interest in such Patents, Trademark or Copyrights will contain terms satisfactory to the Secured Party.

          (b) The Borrower shall, consistent with its past practices, take whatever action is necessary to protect its rights in any Patents, Trademarks or Copyrights. The Borrower (either itself or through licensees) will not allow any third party to infringe on any of its material Patents, Trademarks or Copyrights. In the event that any material Patent, Trademark or Copyright is infringed by a third party, the Borrower shall promptly notify the Secured Party after it learns thereof and shall, unless the Borrower shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to the Borrower which determination the Borrower shall promptly report to the Secured Party, promptly sue for infringement to seek injunctive relief where appropriate and to recover any and all damages for such infringement or take such other actions as the Borrower shall reasonably deem appropriate under the circumstances.

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          5.14 Notification of Adverse Change in Collateral. The Borrower agrees immediately to notify the Secured Party if (a) any account debtor refuses to retain or returns any goods, the sale or delivery of which gave rise to an Account; (b) any Account has arisen pursuant to a sale under term which differ materially from those customarily offered by the Borrower; or (c) any event occurs or is discovered which would cause a Qualified Account or any Qualified Inventory to lose its qualified status or which would cause any material diminution in the value of any significant item or type of Collateral.

          5.15 Reimbursement and Indemnification. The Borrower agrees to reimburse the Secured Party on demand for out-of-pocket expenses incurred in connection with the Secured Party's exercise of its rights under this Security Agreement. The Borrower agrees to indemnify the Secured Party and hold it harmless against any costs, expenses, losses, damages and liabilities (including reasonable attorney's fees) incurred in connection with this Security Agreement, other than as a direct result of the Secured Party's gross negligence or willful misconduct.

          Section 6. Power of Attorney. The Borrower hereby appoints the Secured Party as its lawful attorney-in-fact to do, at the Secured Party's option, and at the Borrower's expense and liability, all acts and things which the Secured Party may deem necessary or desirable to effectuate its rights under this Security Agreement, including without limitation, (a) file financing statements and otherwise perfect any security interest granted hereby, (b) correspond and negotiate directly with insurance carriers, (c) upon the occurrence of a default hereunder, receive, open and dispose of in any reasonable manner all mail addressed to the Borrower and notify Postal Service authorities to change the address for mail addressed to the Borrower to an address designated by the Secured Party, (d) upon the occurrence of a default hereunder, communicate with account debtors and other third parties for the purpose of protecting or preserving the Collateral, and (e) upon the occurrence of a default hereunder, in the Borrower's or the Secured Party's name, to demand, collect, receive, and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue or dismiss, with or without prejudice, any suit or proceeding respecting any of the Collateral.

          Section 7. Default. The occurrence of any one or more of the following shall be a default hereunder:

          7.01 Default Under Loan Agreement. The occurrence of an Event of Default under the Loan Documents or any Swap Agreement.

          7.02 Failure to Observe Covenants. The failure of the Borrower to keep, observe or perform any provisions of this Security Agreement, which failure is not cured and remedied within thirty (30) days after notice thereof is given to the Borrower.

          7.03 Representations, Warranties. If any representation, warranty or certificate furnished by the Borrower under or in connection with this Security Agreement shall, at any time, be materially false or incorrect.

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          Section 8. Secured Party's Rights Upon Default. Upon the occurrence of a default hereunder, or at any time thereafter, the Secured Party may immediately and without notice do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to the Secured Party under the Loan Agreement or any other Loan Document:

          8.01 Uniform Commercial Code Rights. Exercise any and all of the rights and remedies as of secured party under the Uniform Commercial Code, including the right to require the Borrower to assemble the Collateral and make it available to the Secured Party at a place reasonably convenient to the parties.

          8.02 Operating of Collateral. Operate, utilize, recondition and/or refurbish (at the Secured Party's sole option and discretion and in any manner) any of the Collateral which is Equipment, for the purpose of enhancing or preserving the value thereof or the value of any other Collateral.

          8.03 Notification of Account Debtors. Notify the account debtors for any of the Accounts that such Accounts have been assigned to the Secured Party and that payments are to be made directly to the Secured Party, or to such post office box as the Secured Party may direct. Other than in the ordinary course of its business, the Borrower shall not compromise, discharge, extend the time for payment or otherwise grant any indulgence or allowance with respect to any Account without the prior written consent of the Secured Party

          8.04 Sale of Collateral. Upon five (5) calendar days' prior written notice to the Borrower, which the Borrower hereby acknowledges to be sufficient, commercially reasonable and proper, sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof and apply the proceeds of any such sale first to the Secured Party's expenses in preparing the Collateral for sale (including reasonable attorney's fees) and second to the complete satisfaction of the Obligations. The Borrower waives the benefit of any marshalling doctrine with respect to the Secured Party's exercise of its rights hereunder. The Borrower grants a royalty-free license to the Secured Party for all patents, service marks, trademarks, tradenames, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit Secured Part to exercise all rights granted to Secured Party under this Section.

     Section 9. Notices. Any written notices required or permitted by this Security Agreement shall be effective if delivered in accordance with Section
10.2 of the Loan Agreement.

     Section 10. Miscellaneous.

          10.01 No Waiver. No delay or omission by the Secured Party in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any further exercise thereof or the exercise of any other right or remedy.

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          10.02 Preservation of Rights The Secured Party shall have no obligation or responsibility to take any steps to enforce or preserve rights against any parties to any Account and such obligation and responsibility shall be those of the Borrower exclusively.

          10.03 Successors. The provisions of this Security Agreement shall inure to the benefit of and be binding upon the Secured party and the Borrower and their respective successors and assigns, provided that the Borrower's obligations hereunder may not be assigned without the written consent of the Secured Party.

          10.04 Amendments. No modification, rescission, waiver, release or amendment of any provisions of this Security Agreement shall be effective unless set forth in a written agreement signed by the Borrower and an authorized officer of the Secured Party.

          10.05 Governing Law. This Security Agreement shall be construed under the internal laws of the State of New Jersey without reference to conflict of laws principles.

Severability. If any provision of this Security Agreement shall be held invalid or unenforceable under applicable law in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of such provision in any other jurisdiction or the validity or enforceability of any other provision of this Security Agreement that can be given effect without such invalid or unenforceable provision.

          10.06 Judicial Proceedings. Each party to this Agreement agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this Agreement or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, each party waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE SECURED PARTY WOULD NOT EXTEND CREDIT TO THE BORROWER IF

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THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their authorized officers the day and year first above written.

                                      BLONDER TONGUE LABORATORIES, INC.

                                     By: /s/ James A. Luksch
                                         ----------------------------
                                         James A. Luksch
                                         President

                                     FIRST UNION NATIONAL BANK

                                     By: /s/ Richard Banning
                                         ----------------------------
                                         Richard Banning
                                         Assistant Vice President



                                  Schedule 3.01

Other liens and encumbrances:

None

                                  Schedule 3.02

Location of books and records:

         One Jake Brown Road
         Old Bridge, NJ 08857
                                  Schedule 3.03

Location of Chief Executive Office:

         One Jake Brown Road
         Old Bridge, NJ 08857
                                  Schedule 3.04

Location of Inventory and Equipment:

         One Jake Brown Road          and       3900 West Innovation Street
         Old Bridge, NJ 08857                   Sioux Falls, South Dakota  57107

                                                      Schedule 3.05(a)

----------------------------------------------------------------------------------------------------------------------
      PATENT NO.             ISSUE DATE                                        TITLE
----------------------------------------------------------------------------------------------------------------------
       4912760                3/27/90         Off Premises Cable Television Channel Interdiction Method and Apparatus
----------------------------------------------------------------------------------------------------------------------
       5014309                 5/7/91         Same as above.
----------------------------------------------------------------------------------------------------------------------
       5208854                 5/4/93         Picture Carrier controlled Automatic Gain Control Circuit for Cable
                                              Television Interdiction or Jamming Apparatus
----------------------------------------------------------------------------------------------------------------------
       4963966                10/16/90        CATV Distribution System, Especially Adapted for Off-Premises Premium
                                              Channel Y Interdiction
----------------------------------------------------------------------------------------------------------------------
       5303295                4/12/94         Enhanced Versatility of a Program by a  Combination of Technologies
                                              ION of Y Technologies
----------------------------------------------------------------------------------------------------------------------
       5287539                2/15/94         Interdiction Program Denial System for Jamming Audio and Video Signals
----------------------------------------------------------------------------------------------------------------------
       5467397                11/14/95        Interdiction Method and Apparatus with Variable Dwell Time
----------------------------------------------------------------------------------------------------------------------
       5323462                6/21/94         CATV Subscriber Disconnect Switch
----------------------------------------------------------------------------------------------------------------------
       5194947                3/16/93         CATV Signal Distribution Apparatus
----------------------------------------------------------------------------------------------------------------------
       5142574                8/25/92         Optimum Amplitude and Frequency of Jamming Carrier in Interdiction
                                              Program Denial System
----------------------------------------------------------------------------------------------------------------------
       5278908                1/11/94         Interdiction Method and Apparatus with Programmable Jamming
                                              Effectiveness
----------------------------------------------------------------------------------------------------------------------
       5245420                9/14/93         CATV Pay Per View Interdiction
----------------------------------------------------------------------------------------------------------------------
       5331412                7/19/94         Tamper Resistant Apparatus for a CATV System
----------------------------------------------------------------------------------------------------------------------
       5231660                7/27/93         Compensation Control for Off-Premises CATV System
----------------------------------------------------------------------------------------------------------------------
       5144267                 9/1/92         Variable Slope Network for Off-Premises CATV System
----------------------------------------------------------------------------------------------------------------------
       5345504                 9/6/94         Differential Compensation Control for Off-Premises CATV System
----------------------------------------------------------------------------------------------------------------------
       5251220                10/5/93         Method and Apparatus for Error Detection and Processing
----------------------------------------------------------------------------------------------------------------------
       5505901                 4/9/96         CATV Pay Per View Interdiction System Method and Apparatus
----------------------------------------------------------------------------------------------------------------------
       5436822                7/25/95         Polarity Reversing DC Power Supply for Remotely Located Equipment
----------------------------------------------------------------------------------------------------------------------
       5243647                 9/7/93         Method and Apparatus for Broadband Signal Distribution
----------------------------------------------------------------------------------------------------------------------
       5243651                 9/7/93         Diagnostic Method and Apparatus for a Cable Television Interdiction
                                              System
----------------------------------------------------------------------------------------------------------------------
       5311325                5/10/94         Method and Apparatus for Providing Periodic Subscription Television
                                              Service
----------------------------------------------------------------------------------------------------------------------
       5289541                2/22/94         Interdiction Method and Apparatus with Constant Blanking and Variable
                                              Dwell Times
----------------------------------------------------------------------------------------------------------------------
       5361301                11/1/94         Interdiction Method and Apparatus with Direct Memory Control of
                                              Variable Frequency Elements of Variable Frequency Elements
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
      PATENT NO.             ISSUE DATE                                        TITLE
----------------------------------------------------------------------------------------------------------------------
       5463689                10/31/95        Interdiction Method and Apparatus with Random Mode Jamming
----------------------------------------------------------------------------------------------------------------------
       5317635                5/31/94         Interdiction Method and Apparatus with Mode Control for Variable
                                              Frequency Elements
----------------------------------------------------------------------------------------------------------------------
       5265160                11/23/93        Interdiction Method and Apparatus with Pulsed Mode Jamming
----------------------------------------------------------------------------------------------------------------------
       5341424                8/23/94         Interdiction Method and Apparatus with Frequency Change Inhibit
                                              Function
----------------------------------------------------------------------------------------------------------------------
       5604528                2/18/97         Method and Apparatus for Providing Periodic Subscription Television
                                              Services
----------------------------------------------------------------------------------------------------------------------


                                Schedule 3.05(b)


1. Trademark for the name "BLONDER TONGUE" (block letters). Reg. No. 819,812.

2. Trademark for the name "BT" (with design). Reg. No. 821,512.

3. Trademark for the name "AUDIO/BATON" (block letters). Reg. No. 701,268.


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